                                                                     Exhibit 99

                       MONTHLY PAYMENT INSTRUCTIONS AND
                         NOTIFICATION TO THE TRUSTEE

                                 SERIES 1998-1
                          TRAVELERS BANK & TRUST, FSB
                      TRAVELERS CREDIT CARD MASTER TRUST 1

                      ------------------------------------
                         MONTHLY PERIOD ENDING  3/31/98
                      ------------------------------------

Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement. This notice is delivered pursuant to the Series 1998-1 Supplement.

  (A) Travelers Bank & Trust, FSB is the Servicer under the Pooling and Servicing Agreement.

  (B) The undersigned is a Servicing Officer.

  (C) The date of this notice is on or before the related Transfer Date under the Pooling and Servicing Agreement.

I.  Instructions to Make Withdrawals

Pursuant to the Supplement, the Servicer does hereby instruct the Trustee (i) to make the following withdrawals from the Collection Account with respect to the April 15, 1998, Distribution Date and (ii) to apply the proceeds of such withdrawals in accordance with referenced sections of the Supplement:

A)  Class A Available Funds (Section 4.5(a)):
    -----------------------------------------

    (1)  Class A Monthly Interest                             $1,516,667.00
    (2)  Overdue Class A Monthly Interest                              0.00
    (3)  Class A Additional Interest                                   0.00
    (4)  Class A Monthly Servicing Fee                           315,972.00
    (5)  Overdue Class A Monthly Servicing Fee                         0.00
    (6)  Class A Investor Default Amount (to be treated
         as Available Investor Principal Collections)            525,624.88
    (7)  Excess Spread                                           188,104.02


B)  Class B Available Funds (Section 4.5(b)):
    -----------------------------------------

    (1)  Class B Monthly Interest                             $        0.00
    (2)  Overdue Class B Monthly Interest                              0.00
    (3)  Class B Additional Interest                                   0.00
    (4)  Class B Monthly Servicing Fee                            17,361.00
    (5)  Overdue Class B Monthly Servicing Fee                         0.00
    (6)  Excess Spread                                           122,396.98

C)  Class C Available Funds (Section 4.5(c)):
    -----------------------------------------

    (1)  If Travelers Bank & Trust, FSB or the Trustee is
         no longer the Servicer, Class C Servicing Fee        $        0.00
    (2)  If Travelers Bank & Trust, FSB or the Trustee is
         no longer the Servicer, Overdue Class C Servicing Fee         0.00
    (3)  Excess Spread                                           112,031.20

D) Application of Excess Spread, Excess Finance Charge Collections and Excess Transferor Finance Charge Collections (Section 4.7)
    ----------------------------------------------------------

         Excess Spread                                        $  442,532.20
         Excess Finance Charge Collections
         Excess Transferor Finance Charge Collections                  0.00
                Total                                            422,532.20

    (1)  Class A Required Amount                                       0.00
    (2)  Class A Investor Charge-offs                                  0.00
    (3)  Portion of Class B Required Amount payable in
         respect of interest and servicing                             0.00
    (4)  Remaining portion of Class B Required Amount (to be
         treated as Available Investor Principal Collections      28,849.04
    (5)  Reimbursement of prior reductions in Class B
         Invested Amount                                               0.00
    (6)  Class C Monthly Interest, Overdue Class C Monthly
         Interest and Class C Additional Interest
    (7)  Class C Servicing Fee                                    13,889.00
    (8)  Class C Default Amount (to be treated as
         Available Investor Principal Collections)                23,125.64
    (9)  Reimbursement of prior reductions in Class C
         Invested Amount                                               0.00
    (10) Excess of Required Reserve Account Amount over
         Reserve Account Balance (deposit to Reserve Account)          0.00
    (11) Excess Finance Charge Collection (available for
         other series in Group One)                              356,668.52

E)  Reallocated Principal Collections (section 4.8):
    ------------------------------------------------

    (1)  Payable in respect of Class A Required Amount        $       0.00
    (2)  Payable in respect of Class B Required Amount                0.00

F)  Reductions in Class C Invested Amount (Section 4.6):
    ----------------------------------------------------

    (1)  Class A Investor Default Reimbursement               $       0.00
    (2)  Class B Investor Default Reimbursement                       0.00

G)  Reductions in Class B Invested Amount (Section 4.6):
    ----------------------------------------------------

    (1)  Class A Investor Default Reimbursement               $       0.00

H)  Application of Available Investor Principal Collections
    -------------------------------------------------------

    Principal Allocation Percentage of Collections of
    Principal Receivables (net of Reallocated Principal
    Collections)                                              $61,106,090.48
    Default Reimbursement (treated as Available Investor
    Principal Collections)                                        557,599.56
    Shared Principal Collections (from other Series in
    Group One)                                                          0.00
    Shared Transferor Principal Collections                             0.00
          Total                                                61,683,690.04

I) Available Investor Principal Collections During the Revolving Period (Section 4.5(d))
    ----------------

    (1)  Class C Monthly Principal                            $         0.00
    (2)  Shared Principal Collections                          61,683,690.04

J) Available Investor Principal Collections During the Controlled Accumulation or Rapid Amortization Period (Section 4.5(e))
    ----------------------------------------------------------

    (1)  Class A Monthly Principal (Deposited to Principal
         Funding Account)                                     $         0.00
    (2)  Class B Monthly Principal                                      0.00
    (3)  Class C Monthly Principal                                      0.00
    (4)  Shared Principal Collections (available for other
         Series in Group One)                                           0.00
    (5)  Deficit Controlled Accumulation Amount (if any)                0.00

K)  Withdrawals from the Principal Funding Account
    (Section 4.11)
    --------------

    (1)  Amount to be withdrawn from the Principal Funding
         Account and deposited into the Distribution Account  $         0.00
    (2)  Principal Funding Account Investment Proceeds
         withdrawn from Principal Funding Account for
         deposit to the Collections Account
         (treated as Class A Available Funds)                           0.00

L)  Reserve Account Deposits and Withdrawals (Section 4.13)
    -------------------------------------------------------

    (1)  Excess of Reserve Account Balance over Reserve
         Account Required Amount (treated as Class A
         Available Funds)                                     $         0.00

    (2)  Excess of Required Reserve Account Amount Over
         Reserve Account Balance (deposit to Reserve Account)           0.00

M)  Accrued and Unpaid Amounts
    --------------------------

    (1)  Class A Deficiency Amount                                      0.00
    (2)  Class B Deficiency Amount                                      0.00
    (3)  Accrued and Unpaid Monthly Servicing Fees                      0.00
    (4)  Class A Investor Charge-Off                                    0.00
    (5)  Class B Investor Charge-Off                                    0.00

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 15th day of April, 1998.

as Servicer

By:
   ------------------------------------